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                                                                  Exhibit 10.2.4

                                  GUARANTY AGREEMENT


    For the sum of $100.00 and other good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce Jefferson County, Arkansas (herein referred to as "LENDER") to loan TSI Redfield Laboratories, Inc.("BORROWER"), Three Hundred Fifty Thousand and No/100 Dollars ($350,000.00), said loan being evidenced by the Borrower's Promissory Note of even date herewith ("Note"), the undersigned hereby unconditionally guarantees to Lender the prompt and punctual performance of each and every agreement, covenant and condition contained in the Note, security documents, and the Loan Agreement ("Agreement") provided, however, that except as otherwise provided herein, this Guaranty and the liability assumed hereunder is limited in amount to the unpaid principal and accrued interest and other costs and expenses provided for in the Note and the Agreement, and that said amount will be promptly paid in full when due in accordance with the provisions of the Note or the Agreement whether at maturity, by acceleration or otherwise, all at the times and places and at the rate and currency described in the Agreement and the Note and otherwise in accordance therewith. This Guaranty shall terminate upon payment of the amounts set forth above and the fulfillment of those terms, covenants, and conditions contained within the documents evidencing and securing this loan transaction which are referred to above, including, but not limited to, those indemnification covenants dealing with the disposition, generation, storage or usage of hazardous materials and any liability which

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arises therefrom contained within Paragraph 24 of the Loan Agreement.

    This is an unconditional and absolute Guaranty, limited only in amount as mentioned above, of payment and performance, and if for any reason, any duty, agreement or obligation of the Borrower contained in the Note or the Agreement shall not be performed or observed by the Borrower, or if any amount or any part thereof payable under or in connection with the Note or the Agreement shall not be paid promptly when due and payable, the undersigned will promptly perform or cause to be performed each of such duties, agreements and obligations and will forthwith pay such amounts to the Lender or any subsequent holder of the Note, regardless of any defense or setoff or counterclaim which the Borrower may have or assert, and regardless of whether any holder of the Note or anyone on behalf of such holder shall have instituted any suit, action or proceeding or exhausted its remedies or taken any steps to enforce any rights against the Borrower or any other person to compel any such performance or to collect all or part of any such amounts, either pursuant to the provisions of the Note and the Agreement or at law or in equity, and regardless of any other condition or contingency.

    The undersigned hereby: (i) waives any requirement that the Lender or any subsequent holder of the Note, in the event of a default by the Borrower, first make demand upon or seek to enforce remedies against the Borrower before demanding payment under or seeking to enforce the Guaranty; (ii) covenants that this Guaranty

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 will not be discharged except by complete performance of the obligations contained in the Note and the Agreement; (iii) agrees that this Guaranty shall remain in full force and effect without regard to, and shall not be affected or impaired, without limitation, by any invalidity, irregularity or unenforceability in whole or in part of the Note or the Agreement or any limitation on the liability of the Borrower thereunder or any limitation on the method or terms of payment thereunder which may now or hereafter be caused or imposed in any manner whatsoever; and (iv) consents and agrees that Lender, or its successors and assigns, may at any time, either with or without consideration, release and/or surrender any property or interest therein or other security of any kind held by it or on its behalf securing any indebtedness or liability covered hereby, or substitute for any collateral so held by it any other collateral, or modify, renew, or extend the terms of the Note or other Agreement without notice to or further consent from undersigned, and such surrender, substitution, modification, renewal, or extension shall not in any way affect the liability of the undersigned. The undersigned hereby unconditionally waives diligence, presentment, protest, and any notice of default in the payment of any amount at any time payable by the Borrower under or in connection with the Note or the Agreement and notice of the breach or nonperformance of any duty, agreement or obligation of the Borrower contained in the Note or in the Agreement.

    The obligations, covenants, agreements and duties of the undersigned under this Guaranty shall not be affected or impaired

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by any assignment or transfer, in whole or in part, of the Note with or without notice to the undersigned or any waiver by the holder or holders of the Note of the performance or observance by the Borrower of any of the agreements, covenants, terms or conditions contained in the Note or in the Agreement; or any indulgence in or the extension of the time for the payment by the Borrower of any amounts payable under or in connection with the Note or Agreement; or of the time of performance by the Borrower of any other obligation under or arising out of the Note or the Agreement; or the extension or renewal thereof, or the modification or amendment of any duty, agreement or obligation of the Borrower set forth in the Note or the Agreement; or the voluntary or involuntary liquidation, sale, or other disposition of all or substantially all of the assets of the Borrower, or receivership insolvency, bankruptcy, reorganization or other similar proceedings affecting the Borrower or any of its assets; or the release or discharge of the Borrower from the performance or observance of any agreement, covenant, term or condition contained in the Note or the Agreement without the consent of the Lender or any such holder of the Note; or the merger of the Borrower; or any other cause, whether similar or dissimilar to the foregoing, including the release of any other guarantor of the Note and Agreement; or the release of any other collateral securing said loan; nor shall the Lender have any obligation to commence proceedings and enforce any other guaranty of the Note prior to exercising its rights against the undersigned.

    This Guaranty may not be amended or modified except by written agreement executed by the undersigned with the consent in writing of the Lender or any subsequent holder of the Note.

    All the covenants, agreements, terms and conditions in this Guaranty contained herein shall bind and inure to the benefit of the undersigned, heirs, administrators and assigns, and the respective holders of the Note.

    This Guaranty shall, for all purposes, be construed in accordance with and governed by the law of the State of Arkansas. Undersigned hereby waives any defense arising from lack of and otherwise specifically consents to in personam jurisdiction within any state or federal court sitting in the State of Arkansas having subject matter jurisdiction over any cause of action arising under, as a result of, or because of the loan referenced herein and/or this Guaranty
Agreement.   Undersigned shall not, until the prior payment in full of the Note, assert, enforce or otherwise exercise a) any right of subrogation to any of the rights or liens of Lender, its successors or assigns, or any other beneficiary against Borrower or any other obligor on the indebtedness or obligations covered hereby or any collateral or other security, or b) any right of recourse, reimbursement, contribution, indemnification, or similar right against Borrower of any other obligor on all or any part of the indebtedness or obligations covered hereby or any guarantor thereof, and, until the prior payment in full of the Note, undersigned hereby irrevocably waives any and all of the foregoing rights. Undersigned irrevocably waives the benefit of,

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and right to participate in, any collateral or other security given to
Lender, its successors and assigns or any other beneficiary to secure payment of the indebtedness and other obligations hereunder.

    IN WITNESS WHEREOF, the undersigned has executed this Guaranty this 22nd day of May, 1997.

                        GENZYME TRANSGENICS CORPORATION



                        By:  /s/ John B. Green
                             ------------------------
                        Title:  Vice President
                                ---------------------


                                    ACKNOWLEDGMENT

STATE OF Arkansas  )
                   ) ss:
COUNTY OF Pulaski  )


    Before me, the undersigned Notary Public, duly qualified and commissioned for the State and City/County aforesaid, appeared John B. Green the Vice President of Genzyme Transgenics Corporation, who stated that he has executed the foregoing for and on behalf of the corporation for the consideration, uses and purposes therein stated and set forth.

    DATED this 22nd day of May, 1997.


                                   /s/ John Kooistra
                                   -------------------
                                  Notary Public

My Commission Expires:

 09-30-01
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